SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2000
                                                 --------------------

                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921 (719) 481-7000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5  -  OTHER EVENTS:

On June 16, 2000, U.S. semiconductor maker Ramtron International Corporation (Nasdaq: RMTR) and its subsidiary, Enhanced Memory Systems, Inc., announced that Enhanced Memory Systems had entered into a manufacturing agreement with a major computer manufacturer, to develop and supply a high-performance semiconductor memory product for the computer market. The agreement with computer manufacturer Hewlett-Packard Company provides for development of the product with both captive and open market supply planned. Product consumption is projected to exceed $40M over the next four years with initial product supply beginning in 2001. The product will be manufactured using the Infineon Technologies 0.17 micron memory technology. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
               -------        -----------

               99.1           Press Release dated June 16, 2000.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ L. David Sikes
                                              ------------------------------
                                              L. David Sikes
                                              Chief Executive Officer
Dated June 20, 2000

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